UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2007

ADTRAN, INC.
(Exact Name Of Registrant As Specified In Charter)

Delaware	0-24612	63-0918200
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

901 Explorer Boulevard
Huntsville, Alabama 35806-2807
(Address of principal executive offices, including zip code)

(256) 963-8000
(Registrant's telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2007, ADTRAN, Inc. (the "Company") announced that Chairman of the Board and co-founder Mark C. Smith passed away in Huntsville, Alabama, at age 66, due to complications from pneumonia. In accordance with the Bylaws of the Company, Thomas R. Stanton, Chief Executive Officer of the Company, will act as Chairman of the Board until a new Chairman is appointed by the Board of Directors.

A copy of the press release announcing Mr. Smith's passing is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d)       The following exhibit is filed with this report:

Exhibit No.	Description
99.1	Press Release dated March 27, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTRAN, INC.
(Registrant)
Date: March 27, 2007	/s/ James E. Matthews
James E. Matthews Senior Vice President-Finance, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 27, 2007